InvestMNt 2013 Conference

August 1, 2013

West Bancorporation

David D. Nelson
President & Chief Executive Officer

Douglas R. Gulling
Executive Vice President & Chief Financial Officer

Forward-looking Statements

Certain statements in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The information contained in this presentation may contain forward-looking statements about the Company’s growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratios. Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties. Because of the possibility of change in the underlying assumptions, risks and uncertainties, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: competitive pressures, pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Securities and Exchange Commission and/or the Federal Reserve Board, Federal Deposit Insurance Corporation and Iowa Division of Banking and customer’s acceptance of the Company’s products and services. The Company undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

West Bancorporation, Inc. and Wholly-owned Subsidiaries



West Bancorporation, Inc.
West Bank
West Bancorporation Capital Trust I
WB Funding Corporation

West Bancorporation

Executive Leadership

David D. Nelson
President and
Chief Executive Officer

Douglas R. Gulling
EVP & CFO

Harlee N. Olafson
EVP & CRO

Brad L. Winterbottom
President
West Bank

West Bancorporation

Mission, Values, Vision

Mission

- West Bancorporation and its subsidiaries will be recognized leaders in providing financial solutions and community service in our markets, and will provide a high quality work environment that attracts, fairly compensates, retains, and develops people who serve our clients with superior financial solutions.

Values

- West Bancorporation will serve the best interests of its employees, communities and shareholders by working in partnership with our clients to provide superior financial solutions. We will ethically, aggressively and professionally serve the existing and future needs of our clients.

Vision

- To achieve and sustain a position of industry envy and admiration.

Expectations of the Banking Industry

- Consolidation in our industry will pick up
- Big banks will get bigger
- There will be fewer community banks
- The differences between being a community bank and a regional/national bank will become even more visible

We plan to be a surviving community bank.

Strategic Planning

What it means to be a community bank

- We build strong relationships through service and hard work
- We are committed to the communities we serve
- We build and maintain a strong reputation
- We recognize, develop and retain our top performing people

Key Attributes

- Emphasis on small- and medium-sized businesses
- Relationship based
- Experienced management
- Continuity and expertise of staff
- Reliance upon local core deposits

Community Advisory Board

We have deputized a band of customer advocates to help us with our marketing activities in each of our market areas.

West Bancorporation

West Bancorporation Foundation, Inc.

We use our foundation as a tool to provide community leadership and further enhance our image and reputation as a strong community bank.

Going Forward

- Our primary focus will be on our sales and service culture.

- We have specific sales activity expectations for all sales people.

Des Moines, IA

Des Moines is the political, economic and cultural center of Iowa

A major center for the insurance industry as well as a sizable financial services and publishing business base.

Recent rankings

- #4 Best place for business and careers - Forbes
- #2 Best city for jobs - Forbes
- #1 Best place to launch a small business – CNN Money



West Bancorporation

Iowa City, IA

Iowa City has long served as a center for culture and education.

- The economy is based on a thriving local commerce, a major university, and a number of national and international businesses.
- The academic, arts and research mission of the University, along with the health care services provided at its hospitals and clinics, have a tremendous economic impact on the area.
- Ranked #9 out of 179 on best performing small cities list.

Milken Institute-2010



West Bancorporation

Rochester, MN

High-tech, health-care and hospitality industries fuel Rochester's growth.

- Included among Kiplinger's 10 best cities for the next decade
- The city has long been a fixture on Money magazine's "Best Places to Live" index



West Bancorporation

Recent Recognition

- **Named 2012 "SM-ALL Star" by Sandler O'Neill**
  - According to criteria established by Sandler O'Neill, West Bancorporation was named one of the top 25 banks and thrifts in the United States with a market capitalization of less than $2 billion.

- **Named one of the "Nifty 50" by The Bank Director magazine**
  - Recognized in the first quarter of 2013 as number 31 of the 50 best users of capital.

West Bancorporation

Summary Balance Sheet

$ in (000's)	6.30.13	12.31.12
Cash	$ 36,024	$ 60,417
Fed Funds Sold	5,238	111,057
Investments	388,673	304,103
Net Loans	953,150	911,872
Premises/Fixed Assets	6,813	5,609
OREO	7,980	8,304
Other Assets	53,768	46,813
	$ 1,451,646	$ 1,448,175
Deposits	$ 1,124,539	$ 1,134,576
FF Purchased/Repos	65,671	55,596
Other Borrowed Money	132,022	114,509
Other Liabilities	7,814	8,907
Total Liabilities	$ 1,330,046	$ 1,313,588
Capital	121,600	134,587
	$ 1,451,646	$ 1,448,175

West Bancorporation

Consolidated Financial Results

	Three months ended June 30,		Six months ended June 30,	
	2013	2012	**2013**	2012
Net income ($000)	**$ 4,298**	$ 4,383	**$ 8,246**	$ 8,360
Return on Average Equity	**12.93%**	13.69%	**12.39%**	13.26%
Return on Average Assets	**1.19%**	1.32%	**1.16%**	1.28%
Net Interest Margin	**3.51%**	3.44%	**3.44%**	3.47%
Efficiency Ratio	**53.15%**	49.31%	**53.50%**	50.52%
Texas Ratio	**10.00%**	13.00%	**10.00%**	13.00%

Consolidated Capital Measures

	6.30.13 [1]
Tangible common equity as % of total tangible assets	8.38%
Tangible common equity ($000's)	$ 121,600
Total tangible assets ($000's)	$1,451,646

[1] Reflects repurchase of 1,440,592 common shares on June 5, 2013 at $10.95 per share

West Bancorporation

West Bank Regulatory Capital Ratios

	6.30.13	Requirements to be well-capitalized
Risk-based capital as % of risk-weighted assets	13.8%	10.0%
Tier I Capital as % of risk-weighted assets	12.5%	6.0%
Tier I Capital as % of average assets	9.6%	5.0%

West Bank

Benchmark Peer Group Analysis

Bank Name	Total Assets 12.31.12	ROA YTD 12.31.12	ROE YTD 12.31.12	Efficiency Ratio YTD 12.31.12	Texas Ratio 12.31.12
West Bancorporation	**1,448,175**	**1.21%**	**12.34%**	**50.83%**	**11.25%**
Hills Bancorp.	2,099,720	1.30%	12.38%	58.94%	12.31%
QCR Holdings Inc.	2,093,730	0.65%	9.24%	68.60%	27.63%
Horizon Bancorp	1,848,227	1.19%	13.76%	60.79%	18.70%
MidWestOne Financial Grp	1,792,819	0.97%	10.13%	58.82%	7.63%
First Mid-Illinois Bancshares	1,578,032	0.91%	9.31%	61.38%	10.08%
Macatawa Bank Corp.	1,560,718	2.37%	34.39%	75.54%	109.52%
MetroCorp Bancshares Inc.	1,519,812	0.74%	6.32%	69.85%	22.14%
Firstbank Corp.	1,498,762	0.70%	7.00%	61.76%	34.22%
BankFinancial Corp	1,481,192	-1.78%	-13.36%	80.14%	25.49%
Isabella Bank Corporation	1,432,703	0.88%	7.60%	64.86%	22.31%
Mercantile Bank Corp.	1,422,926	0.89%	8.18%	72.45%	14.88%
MutualFirst Financial Inc.	1,422,405	0.50%	5.26%	71.81%	33.60%
Pulaski Financial Corp.	1,382,295	0.76%	8.04%	50.81%	47.67%
NASB Financial Inc.	1,252,524	1.77%	13.10%	60.77%	54.44%
CFS Bancorp Inc.	1,138,109	0.41%	4.41%	75.93%	54.75%
Baylake Corp.	1,023,971	0.74%	8.60%	63.61%	30.16%
75th Percentile	**1,631,729**	**1.03%**	**10.69%**	**60.79%**	**17.75%**
50th Percentile	**1,489,977**	**0.82%**	**8.39%**	**64.24%**	**26.56%**
25th Percentile	**1,412,378**	**0.69%**	**6.83%**	**71.97%**	**37.58%**

Source: SNL Financial LC

West Bancorporation